PENN SERIES FUNDS, INC.

Supplement dated July 26, 2022

to the Prospectus and Statement of Additional Information (“SAI”)

dated May 1, 2022, as supplemented

This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

Large Core Value Fund

Effective September 30, 2022 (the “Effective Date”), Mr. Edward J. Perkin will no longer serve as a portfolio manager of the Large Core Value Fund (the “Fund”). Accordingly, as of the Effective Date, all references to Mr. Perkin in the Prospectus and SAI are deleted in their entirety. Mr. Aaron S. Dunn and Mr. Bradley T. Galko will continue to serve as portfolio managers of the Fund.

This change is not expected to affect the day-to-day management of the Fund nor will it affect the Fund’s fees and expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM8931    07/22